SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

                              (Amendment No. ___)

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      14a-6(e)(2))

/X/   Definitive Proxy Statement

/_/   Definitive Additional Materials

/_/   Soliciting Materials Pursuant to Section 240.14a-12

                AllianceBernstein Global High Income Fund, Inc.
--------------------------------------------------------------------------------
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                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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

      (5) Total fee paid:

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      paid previously. Identify the previous filing by registration statement
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

[A/B]
[LOGO]/R/

                ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.
            ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.

--------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672

--------------------------------------------------------------------------------

                NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                                MARCH 27, 2019

   To the stockholders of AllianceBernstein Global High Income Fund, Inc. ("AGHIF") and AllianceBernstein National Municipal Income Fund, Inc. ("ANMIF"):

   Notice is hereby given that a Joint Annual Meeting of Stockholders (the "Meeting") of AGHIF and ANMIF, each of which is a Maryland corporation (each, a "Fund" and collectively, the "Funds"), will be held at the offices of the Funds, 1345 Avenue of the Americas, 41/st/ Floor, New York, New York 10105, on March 27, 2019 at 3:00 p.m., Eastern Time, for the following purposes, each of which is more fully described in the accompanying Proxy Statement dated February 28, 2019:

    1. To elect two Class One Directors of each Fund, each such Director to hold office for a term ending at the third annual meeting of stockholders following his or her election and until his or her successor is duly elected and qualifies; and

    2. To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

   Any stockholder of record of AGHIF or ANMIF at the close of business on February 21, 2019 is entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

                                By Order of the Boards of Directors,

                                /s/ Emilie D. Wrapp
                                -------------------------
                                Emilie D. Wrapp
                                Secretary

New York, New York
February 28, 2019

--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT

   PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO, BY TELEPHONE OR THROUGH THE INTERNET, AUTHORIZE PROXIES TO CAST YOUR VOTE. TO DO SO, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE COMPLETE, DATE, SIGN AND RETURN YOUR PROXY PROMPTLY IN ORDER TO SAVE THE FUNDS ANY ADDITIONAL COST OF FURTHER PROXY SOLICITATION AND IN ORDER FOR THE MEETING TO BE HELD AS SCHEDULED.

--------------------------------------------------------------------------------

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein(R) is a registered trademark used by permission of its owner, AllianceBernstein L.P.

                                PROXY STATEMENT

                ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.
            ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.

                          1345 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10105

                               -----------------

                     JOINT ANNUAL MEETING OF STOCKHOLDERS
                                MARCH 27, 2019

                               -----------------

                                 INTRODUCTION

   This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the respective Boards of Directors (collectively, the "Board") of AllianceBernstein Global High Income Fund, Inc. ("AGHIF") and AllianceBernstein National Municipal Income Fund, Inc. ("ANMIF"), each of which is a Maryland corporation (each, a "Fund" and collectively, the "Funds"), to be exercised at a Joint Annual Meeting of Stockholders of the Funds (the "Meeting"), to be held at the offices of the Funds, 1345 Avenue of the Americas, New York, New York 10105, on March 27, 2019 at 3:00 p.m., Eastern Time. The solicitation will be by mail and the cost for each Fund will be borne by that Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about February 28, 2019.

   Any stockholder who owned shares of AGHIF or ANMIF at the close of business on February 21, 2019 (the "Record Date") is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote.

   As permitted by law, only one copy of this Proxy Statement may be delivered to a Fund's stockholders residing at the same address, unless such stockholders have notified the Fund of their desire to receive multiple copies of the stockholder reports and proxy statements that the Fund sends. If you would like to receive an additional copy, please call (800) 227-4618 or write to Cathleen Crandall at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Fund will then promptly deliver, upon request, a separate copy of this Proxy Statement to any stockholder residing at an address to which only one copy was mailed. Stockholders of a Fund wishing to receive separate copies of the Fund's stockholder reports and proxy statements in the future, and stockholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS' MEETING TO BE HELD ON WEDNESDAY, MARCH 27, 2019. THE PROXY STATEMENT IS AVAILABLE ON THE INTERNET AT
WWW.ALLIANCEBERNSTEIN.COM/ABFUNDSPROXY.

                                 PROPOSAL ONE:
                             ELECTION OF DIRECTORS

   Under the Funds' respective Charters and Bylaws, the Board has been divided into three classes of Directors serving staggered terms of three years. Generally, one class of Directors is nominated each year by the Board for election by the Fund's stockholders. For each Fund, the terms of Class One Directors will expire as of the Meeting, the terms of Class Two Directors will expire as of the annual meeting of stockholders to be held in 2020, and the terms of Class Three Directors will expire as of the annual meeting of stockholders to be held in 2021. Upon expiration of the terms of the Directors of each class as set forth above, their successors in that class will be elected to serve for a term ending at the third annual meeting following their election and when their successors are duly elected and qualify.

   Under this classified Board structure, it would require two years of annual meeting elections to change a majority of the Board of Directors of a Fund, although Maryland law provides that stockholders may remove Directors under certain circumstances, even if such Directors are not then standing for re-election. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for a Fund's stockholders to change the majority of Directors of the Fund and, thus, have the effect of maintaining the continuity of management.

   At the Meeting, the holders of the preferred stock of ANMIF, including each series of Auction Preferred Shares, the Variable Rate MuniFund Term Preferred Shares and the 2018 Variable Rate MuniFund Term Preferred Shares (the "Preferred Stockholders"), voting separately as a class, have the right to elect a Director of ANMIF ("Preferred Director"). The Preferred Stockholders will have equal voting rights with the holders of the common stock of ANMIF (i.e., one vote per share) and will vote together with the holders of the common stock as a single class on the other Class One Director standing for election at the Meeting and on any other proposals that may be properly presented at the Meeting applicable to ANMIF, as described below.

   At the Meeting, Nancy P. Jacklin is standing for election as a Class One Director of each Fund. Michael J. Downey is standing for election as a Class One Director of AGHIF, and as a Class One Preferred Director of ANMIF. Each nominee has consented to serve as a Director. The Board knows of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve, or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for such substitute nominee as the Board may recommend.

   The affirmative vote of a majority of the votes entitled to be cast is required to elect a Director. The affirmative vote of a majority of the votes entitled to be cast by the Preferred Stockholders of ANMIF, voting separately, is required to elect a Preferred Director. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of each of the nominees.

   Certain information concerning the Funds' Directors and the nominees is set forth below.

                                                                                       NUMBER OF
                               YEAR                                                   PORTFOLIOS
                               TERM                                                       IN
                               AS A                                                     AB FUND       OTHER
                             DIRECTOR                   PRINCIPAL OCCUPATION(S)         COMPLEX   DIRECTORSHIPS
      NAME, ADDRESS*           WILL      YEARS OF       DURING PAST 5 YEARS AND        OVERSEEN   CURRENTLY HELD
          AND AGE             EXPIRE    SERVICE**          OTHER INFORMATION          BY DIRECTOR  BY DIRECTOR
---------------------------- ---------- ----------- --------------------------------- ----------- ---------------
INDEPENDENT
DIRECTORS
Marshall C. Turner, Jr.,/#/  Class      Each Fund:  Private Investor since prior to       95      Xilinx, Inc.
Chairman of the Board        Three      14          2014. Former Chairman and                     (programmable
77                           (2021)                 CEO of Dupont Photomasks,                     logic semi-
                                                    Inc. (components of semi-                     conductors)
                                                    conductor manufacturing). He                  since 2007
                                                    has extensive operating                       and
                                                    leadership and venture capital                SunEdison,
                                                    investing experience, including               Inc. (solar
                                                    five interim or full-time CEO                 materials and
                                                    roles, and prior service as                   power plants)
                                                    general partner of institutional              since prior to
                                                    venture capital partnerships. He              2014 until
                                                    also has extensive non-profit                 July 2014
                                                    board leadership experience,
                                                    and currently serves on the
                                                    boards of two education and
                                                    science-related non-profit
                                                    organizations. He has served as
                                                    a director of one AB fund since
                                                    1992, and director or trustee of
                                                    multiple AB Funds since 2005.
                                                    He has been Chairman of the
                                                    AB Funds since January 2014,
                                                    and the Chairman of the
                                                    Independent Directors
                                                    Committees of such AB Funds
                                                    since February 2014.

Michael J. Downey,/#/        Class One  Each Fund:  Private Investor since prior to       95
75                           (2022)+    14          2014. Formerly, director of
                                                    The Asia Pacific Fund, Inc.
                                                    (registered investment
                                                    company) since prior to 2014
                                                    until January 2019; managing
                                                    partner of Lexington Capital,
                                                    LLC (investment advisory
                                                    firm) from December 1997
                                                    until December 2003. He
                                                    served as a Director of
                                                    Prospect Acquisition Corp.
                                                    (financial services) from 2007
                                                    until 2009. From 1987 until
                                                    1993, Chairman and CEO of
                                                    Prudential Mutual Fund
                                                    Management, director of the
                                                    Prudential mutual funds, and
                                                    member of the Executive
                                                    Committee of Prudential
                                                    Securities Inc. He has served
                                                    as a director or trustee of the
                                                    AB Funds since 2005 and is a
                                                    director and chairman of one
                                                    other registered investment
                                                    company.

                                                                                  NUMBER OF
                        YEAR                                                     PORTFOLIOS
                        TERM                                                         IN
                        AS A                                                       AB FUND       OTHER
                      DIRECTOR                    PRINCIPAL OCCUPATION(S)          COMPLEX   DIRECTORSHIPS
   NAME, ADDRESS*       WILL      YEARS OF        DURING PAST 5 YEARS AND         OVERSEEN   CURRENTLY HELD
      AND AGE          EXPIRE    SERVICE**           OTHER INFORMATION           BY DIRECTOR  BY DIRECTOR
--------------------- ---------- ----------- ----------------------------------- ----------- --------------
Nancy P. Jacklin,/#/  Class One  Each Fund:  Private investor since prior to         95          None
70                    (2022)+    13          2014. Professorial Lecturer at
                                             the Johns Hopkins School of
                                             Advanced International Studies
                                             (2008-2015). U.S. Executive
                                             Director of the International
                                             Monetary Fund (which is
                                             responsible for ensuring the
                                             stability of the international
                                             monetary system), (December
                                             2002-May 2006); Partner,
                                             Clifford Chance (1992-2002);
                                             Sector Counsel, International
                                             Banking and Finance, and
                                             Associate General Counsel,
                                             Citicorp (1985-1992); Assistant
                                             General Counsel
                                             (International), Federal Reserve
                                             Board of Governors (1982-
                                             1985); and Attorney Advisor,
                                             U.S. Department of the
                                             Treasury (1973-1982). Member
                                             of the Bar of the District of
                                             Columbia and of New York;
                                             and member of the Council on
                                             Foreign Relations. She has
                                             served as a director or trustee of
                                             the AB Funds since 2006 and
                                             has been Chair of the
                                             Governance and Nominating
                                             Committees of the AB Funds
                                             since August 2014.

                                                                              NUMBER OF
                         YEAR                                                PORTFOLIOS
                         TERM                                                    IN
                         AS A                                                  AB FUND       OTHER
                       DIRECTOR                  PRINCIPAL OCCUPATION(S)       COMPLEX   DIRECTORSHIPS
   NAME, ADDRESS*        WILL      YEARS OF      DURING PAST 5 YEARS AND      OVERSEEN   CURRENTLY HELD
       AND AGE          EXPIRE    SERVICE**        OTHER INFORMATION         BY DIRECTOR  BY DIRECTOR
---------------------- ---------- ----------- ------------------------------ ----------- --------------
Carol C. McMullen,/#/  Class Two  Each Fund:  Managing Director of Slalom        95          None
63                     (2020)     3           Consulting (consulting) since
                                              2014 and private investor and
                                              member of the Partners
                                              Healthcare Investment
                                              Committee. Formerly,
                                              Director of Norfolk &
                                              Dedham Group (mutual
                                              property and casualty
                                              insurance) from 2011 until
                                              November 2016; Director of
                                              Partners Community
                                              Physicians Organization
                                              (healthcare) from 2014 until
                                              December 2016; and
                                              Managing Director of The
                                              Crossland Group (consulting)
                                              from 2012 until 2013. She has
                                              held a number of senior
                                              positions in the asset and
                                              wealth management industries,
                                              including at Eastern Bank
                                              (where her roles included
                                              President of Eastern Wealth
                                              Management), Thomson
                                              Financial (Global Head of
                                              Sales for Investment
                                              Management), and Putnam
                                              Investments (where her roles
                                              included Head of Global
                                              Investment Research). She has
                                              served on a number of private
                                              company and non-profit
                                              boards, and as a director or
                                              trustee of the AB Funds since
                                              June 2016.

                                                                                NUMBER OF
                       YEAR                                                    PORTFOLIOS
                       TERM                                                        IN
                       AS A                                                      AB FUND       OTHER
                     DIRECTOR                    PRINCIPAL OCCUPATION(S)         COMPLEX   DIRECTORSHIPS
  NAME, ADDRESS*       WILL       YEARS OF       DURING PAST 5 YEARS AND        OVERSEEN   CURRENTLY HELD
     AND AGE          EXPIRE     SERVICE**          OTHER INFORMATION          BY DIRECTOR  BY DIRECTOR
------------------- ------------ ----------- --------------------------------- ----------- --------------
Garry L. Moody,/#/  Class Three  Each Fund:  Independent Consultant.               95          None
66                  (2021)       11          Formerly, Partner, Deloitte &
                                             Touche LLP (1995-2008),
                                             where he held a number of
                                             senior positions, including
                                             Vice Chairman, and U.S. and
                                             Global Investment
                                             Management Practice
                                             Managing Partner; President,
                                             Fidelity Accounting and
                                             Custody Services Company
                                             (1993-1995), where he was
                                             responsible for accounting,
                                             pricing, custody and reporting
                                             for the Fidelity mutual funds;
                                             and Partner, Ernst & Young
                                             LLP (1975-1993), where he
                                             served as the National Director
                                             of Mutual Fund Tax Services
                                             and Managing Partner of its
                                             Chicago Office Tax
                                             Department. He is a member
                                             of the Trustee Advisory Board
                                             of BoardIQ, a biweekly
                                             publication focused on issues
                                             and news affecting directors of
                                             mutual funds. He has served as
                                             a director or trustee, and as
                                             Chairman of the Audit
                                             Committees of the AB Funds
                                             since 2008.

Earl D. Weiner,/#/  Class Three  Each Fund:  Of Counsel, and Partner prior         95          None
79                  (2021)       12          to January 2007, of the law
                                             firm Sullivan & Cromwell
                                             LLP and is a former member
                                             of the ABA Federal
                                             Regulation of Securities
                                             Committee Task Force to draft
                                             editions of the Fund Director's
                                             Guidebook. He also serves as
                                             a director or trustee of various
                                             non-profit organizations and
                                             has served as Chairman or
                                             Vice Chairman of a number of
                                             them. He has served as a
                                             director or trustee of the AB
                                             Funds since 2007 and served
                                             as Chairman of the
                                             Governance and Nominating
                                             Committees of the AB Funds
                                             from 2007 until August 2014.

                                                                             NUMBER OF
                      YEAR                                                  PORTFOLIOS
                      TERM                                                      IN
                      AS A                                                    AB FUND       OTHER
                    DIRECTOR                   PRINCIPAL OCCUPATION(S)        COMPLEX   DIRECTORSHIPS
  NAME, ADDRESS*      WILL      YEARS OF       DURING PAST 5 YEARS AND       OVERSEEN   CURRENTLY HELD
     AND AGE         EXPIRE    SERVICE**         OTHER INFORMATION          BY DIRECTOR  BY DIRECTOR
------------------- ---------- ----------- -------------------------------- ----------- --------------
INTERESTED
DIRECTOR
Robert M. Keith,++  Class Two  Each Fund:  Senior Vice President of             95          None
1345 Avenue of the  (2020)     10          AllianceBernstein L.P. (the
Americas                                   "Adviser")+++ and head of
New York, NY 10105                         AllianceBernstein
58                                         Investments, Inc. ("ABI")+++
                                           since July 2008; Director of
                                           ABI and President of the AB
                                           Mutual Funds. Previously, he
                                           served as Executive Managing
                                           Director of ABI from
                                           December 2006 to June 2008.
                                           Prior to joining ABI in 2006,
                                           Executive Managing Director
                                           of Bernstein Global Wealth
                                           Management, and prior
                                           thereto, Senior Managing
                                           Director and Global Head of
                                           Client Service and Sales of the
                                           Adviser's institutional
                                           investment management
                                           business since 2004. Prior
                                           thereto, he was Managing
                                           Director and Head of North
                                           American Client Service and
                                           Sales in the Adviser's
                                           institutional investment
                                           management business, with
                                           which he had been associated
                                           since prior to 2004.

--------
* The address for each of the Fund's Independent Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department - Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.
** "Years of Service" refers to the total number of years served as a Director. # Member of the Audit Committee, the Governance and Nominating Committee, and
   the Independent Directors Committee for each Fund.
+  If elected at the Meeting.
++ Mr. Keith is an "interested person," as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act"), of each Fund due to his position as a Senior Vice President of the Adviser.
+++The Adviser and ABI are affiliates of each Fund.

   The dollar range of the Funds' securities beneficially owned by each Director listed above, and the aggregate dollar range of securities owned in the funds overseen by the Director within the Fund Complex, are set forth below.

                                                         AGGREGATE DOLLAR
                                                          RANGE OF EQUITY
                                                         SECURITIES IN THE
                              DOLLAR RANGE OF EQUITY   FUNDS OVERSEEN IN THE
                              SECURITIES IN THE FUNDS     AB FUND COMPLEX
                              AS OF DECEMBER 31, 2018 AS OF DECEMBER 31, 2018
                              ----------------------  -----------------------
    INDEPENDENT DIRECTORS
    Michael J. Downey         AGHIF:  $10,001-$50,000      Over $100,000
    Nancy P. Jacklin          AGHIF:  $10,001-$50,000      Over $100,000
    Carol C. McMullen         AGHIF:  $10,001-$50,000      Over $100,000
                              ANMIF:  $10,001-$50,000
    Garry L. Moody            AGHIF:  $10,001-$50,000      Over $100,000
    Marshall C. Turner, Jr.*  AGHIF:  $10,001-$50,000      Over $100,000
    Earl D. Weiner**                       None            Over $100,000

    INTERESTED DIRECTOR
    Robert M. Keith                        None                     None

--------
* On February 14, 2019, Mr. Turner sold his shares of AGHIF and subsequently purchased shares of ANMIF. The Dollar Range of Equity Securities held by Mr. Turner as of February 14, 2019 in ANMIF is $10,001-$50,000.
** On February 19, 2019, Mr. Weiner purchased shares of AGHIF and ANMIF. The
   Dollar Range of Equity Securities held by Mr. Weiner as of February 19, 2019 in AGHIF is $10,001-$50,000 and in ANMIF is $10,001-$50,000.

   The business and affairs of the Funds are overseen by the Board. Directors who are not "interested persons" of the Funds as defined in the 1940 Act, are referred to as "Independent Directors," and the Director who is an "interested person" of the Funds is referred to as an "Interested Director." Certain information concerning each Director and the Funds' governance structure is set forth below.

   Experience, Skills, Attributes and Qualifications of the Funds' Directors. The Governance and Nominating Committee of the Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee considers the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Board believes contributes to good governance for the Fund. In assessing diversity of experience, the Governance and Nominating Committee takes account of a candidate's educational and professional background, but also the diversity of experience a candidate derives from race, gender, ethnicity, religion, nationality, disability, sexual orientation, or cultural background. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

   The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Funds and protecting the interests of stockholders. The Board has concluded that, based on each Director's experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

   In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve as a Director. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as a Director, is provided in the table above and in the next paragraph.

   Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AB Funds as noted in the table above: Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Ms. Jacklin has experience as a financial services regulator, as U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), as a financial services lawyer in private practice, and has served as Chair of the Governance and Nominating Committees of the AB Funds since August 2014; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AB Funds; Ms. McMullen has experience as a management consultant and as a director of various private companies and nonprofit organizations, as well as extensive asset management experience at a number of companies, including as an executive in the areas of portfolio management, research, and sales and marketing; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds, and has served as a director or trustee and

Chairman of the Audit Committees of the AB Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and has served as Chairman of the AB Funds since January 2014 and Chairman of the Independent Directors Committees of such AB Funds since February 2014; and
Mr. Weiner has experience as a securities lawyer whose practice included registered investment companies and as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them, and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

   Board Structure and Oversight Function. The Board is responsible for oversight of the Funds. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Funds' other service providers in the operations of each Fund in accordance with its investment objective and policies, and otherwise in accordance with the Fund's prospectus, the requirements of the 1940 Act and other applicable Federal laws, applicable state laws and the Fund's charter and bylaws. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established three standing committees - the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee - and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

   An Independent Director serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe this structure sets the proper tone for the relationships between the Funds, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing such relationships. In addition, each Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

   Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to the Funds resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with
(i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Funds; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

   Risk oversight forms part of the Board's general oversight of the Funds' investment programs and operations, and is addressed as part of various regular Board and committee activities. Each Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer of the Adviser), each Fund's Chief Compliance Officer, each Fund's independent registered public accounting firm and counsel, the Adviser's internal legal counsel, the Adviser's Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Funds and the Adviser's risk management programs. In addition, the Directors receive regular updates on cyber security matters from the Adviser.

   Not all risks that may affect the Funds can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks. Processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser, its affiliates or other service providers. Moreover, it is necessary for the Funds to bear certain risks (such as investment-related risks) to achieve the Funds' goals. As a result of the foregoing and other factors, the Funds' ability to manage risk is subject to substantial limitations.

   During each Fund's fiscal year ended in 2018, the Board of AGHIF met four times; and of ANMIF, five times. The Funds do not have a policy that requires a Director to attend annual meetings of stockholders.

   Board Committees. The Board has three standing committees: the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. The members of the Committees are identified above in the table listing the Directors.

   The function of the Audit Committee is to assist the Board in its oversight of each Fund's accounting and financial reporting policies and practices. The members of the Audit Committee are "independent" as required by applicable listing standards of the New York Stock Exchange. During each Fund's fiscal year ended 2018, the Audit Committee of AGHIF met four times; and of ANMIF, three times.

   The Board has adopted a charter for its Governance and Nominating Committee, a current copy of which is available at www.abfunds.com (under "Investments," click on "Closed-End Funds," then the name of a Fund (e.g., "AllianceBernstein Global High Income Fund"), then "Governance and Nominating Committee Charter.") Pursuant to the charter of the Governance and Nominating Committee, the Committee assists the Board in carrying out its responsibilities with respect to Fund governance and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect a Director's ability to perform his or her duties. The Committee may consider candidates as Directors submitted by a Fund's current Board members, officers, the Adviser, stockholders (subject to the following paragraph), and other appropriate sources.

   Pursuant to the charter, the Governance and Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have beneficially owned at least 5% of a Fund's outstanding common stock for at least two years prior to the time of submission and who timely provide specified information about the candidates, and the nominating stockholder or group. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds not less than 120 days before the anniversary of the date of the proxy statement for the previous year's annual meeting of stockholders. The Committee will consider only one candidate submitted by such a stockholder or group of stockholders for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

   The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience and expertise, the candidate's ability to carry out his or her duties in the best interests of the Funds, and the candidate's ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board. During the Fund's fiscal year ended 2018, the Governance and Nominating Committee of AGHIF met three times; and of ANMIF, three times.

   The function of the Independent Directors Committee is to consider and take action on matters that the Committee or the Board believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Shareholder Inquiry Agency Agreements. During each Fund's fiscal year ended in 2018, the Independent Directors Committee of AGHIF met seven times; and of ANMIF, six times. The Independent Directors meet in executive session without representation of management present at every Board meeting. In the fiscal year ended in 2018, the approval of the Advisory and Shareholder Inquiry Agency Agreements of each Fund was considered at the November 6-8, 2018 meetings of the Independent Directors Committee.

   The Board has adopted a process for stockholders to send communications to the Board. To communicate with the Board or an individual Director of a Fund, a stockholder must send a written communication to the Fund's principal office at the address listed in the Notice of Joint Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director to whom or to which the communication is addressed.

   Board Compensation. Neither of the Funds pays any fees to, nor reimburses expenses of, any Director during a time when the Director is considered an "interested person" of the Fund. Information concerning the aggregate compensation paid during the calendar year 2018 by the Funds to each person nominated for election as a Director by the Board, and each person currently serving and intending to continue to serve as a Director after the Meeting; the aggregate compensation paid to each such Director during calendar year 2018 by all of the investment companies overseen by the Director within the AB Fund Complex; the total number of investment companies in the AB Fund Complex for which each Director serves as a director or trustee; and the number of investment portfolios for which each Director serves as a director or trustee, is set forth below. Neither the Funds nor any other investment company in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                        NUMBER OF     NUMBER OF
                                                       INVESTMENT    INVESTMENT
                                                        COMPANIES    PORTFOLIOS
                                                        IN THE AB   WITHIN THE AB
                                                      FUND COMPLEX, FUND COMPLEX,
                                        COMPENSATION  INCLUDING THE INCLUDING THE
                         COMPENSATION    FROM THE AB  FUNDS, AS TO  FUNDS, AS TO
                         FROM THE FUNDS FUND COMPLEX,   WHICH THE     WHICH THE
                         DURING THEIR   INCLUDING THE DIRECTOR IS A DIRECTOR IS A
                         FISCAL YEARS   FUNDS, DURING  DIRECTOR OR   DIRECTOR OR
   NAME OF DIRECTOR       ENDED 2018        2018         TRUSTEE       TRUSTEE
    ----------------     -------------- ------------- ------------- -------------
INDEPENDENT DIRECTORS
Michael J. Downey        $2,983  AGHIF    $299,250         26            95
                         $3,107  ANMIF
Nancy P. Jacklin         $3,190  AGHIF    $319,250         26            95
                         $3,317  ANMIF
Carol C. McMullen        $2,983  AGHIF    $299,250         26            95
                         $3,107  ANMIF
Garry L. Moody           $3,397  AGHIF    $339,250         26            95
                         $3,527  ANMIF
Marshall C. Turner, Jr.  $4,962  AGHIF    $480,000         26            95
                         $5,042  ANMIF
Earl D. Weiner           $2,983  AGHIF    $299,250         26            95
                         $3,107  ANMIF

   THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL ONE. APPROVAL OF PROPOSAL ONE REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES ENTITLED TO BE CAST.

                     PROXY VOTING AND STOCKHOLDER MEETING

   Stockholders may vote by appearing in person at the Meeting, by returning the enclosed proxy card or by authorizing a proxy to vote their shares by telephone or through the Internet using the instructions provided on the enclosed proxy card.

   All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked on the proxies, the votes will be cast for the election of the nominees as Directors for each Fund. If no specification is made on a properly executed proxy, it will be voted for the matters specified on the Proxy Card in the manner recommended by the Board. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by (i) giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, (ii) signing and delivering to the Secretary another proxy of a later date, or (iii) voting in person at the Meeting. Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or may represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). For each Fund, the election of each of the nominees as Director in Proposal One requires the affirmative vote of a majority of the votes entitled to be cast. Any abstention or broker non-vote will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against the election of each of the nominees as a Director in Proposal One. If any proposal, other than Proposal One, properly comes before the Meeting, shares represented by proxies will be voted on all such proposals in the discretion of the person or persons holding the proxies. The Funds have not received notice of, and are not otherwise aware of, any other matter to be presented at the Meeting.

   For each Fund, a quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the total outstanding shares of common stock, and preferred stock, as applicable, of the Fund. In the event that (i) a quorum is not present at the Meeting for a Fund; or (ii) a quorum is present but sufficient votes in favor of the position recommended by the Board for Proposal One (as described in the Proxy Statement) have not been timely received, the Chair of the Meeting may authorize, or the persons named as proxies may propose and vote for, one or more adjournments of the Meeting up to 120 days after the Record Date for that Fund, with no other notice than an announcement at the Meeting, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Board will be voted against adjournment of the Meeting.

   The Meeting is scheduled as a joint meeting of the stockholders of the Funds, because the stockholders of each Fund are to consider and vote on the election of Directors. Stockholders of each Fund will vote separately on the election of Directors for that Fund and on any other matter that may properly come before the Meeting for such Fund. An unfavorable vote by the stockholders of one Fund will not affect the vote on the election of Directors or on any other matter by the stockholders of the other Fund. As described above, Preferred Stockholders will have equal voting rights with the holders of the common stock of ANMIF, and will vote together with the holders of the common stock of ANMIF on any proposal that may be properly presented at the Meeting applicable to ANMIF. The Preferred Stockholders of ANMIF will vote separately for purposes of electing a Preferred Director of ANMIF.

   Each Fund has engaged Computershare Fund Services, a professional proxy solicitation firm, (the "Proxy Solicitor"), to provide proxy distribution, solicitation and tabulation services in connection with the Meeting. The Proxy Solicitor will receive a total fee of approximately $6,600 for its services, plus reimbursement of out-of-pocket expenses, to be divided equally between the Funds ($3,300 per Fund).

OTHER INFORMATION

OFFICERS OF THE FUNDS
---------------------

   Certain information concerning the Funds' officers is set forth below. Each officer is elected annually by the Board.

NAME, ADDRESS*                POSITION(S) (MONTH AND        PRINCIPAL OCCUPATION DURING PAST 5
AND AGE                       YEAR FIRST ELECTED)           YEARS (OR LONGER)
----------------------------- ----------------------------- -------------------------------------
Robert M. Keith               President and Chief           See biography above.
58                            Executive Officer, all Funds
                              (09/08)

Robert (Guy) B. Davidson III  Senior Vice President,        Senior Vice President of the
57                            ANMIF (4/02)                  Adviser**, with which he has been
                                                            associated since prior to 2014. He is
                                                            also Director for Municipal Bond
                                                            Management.

Douglas J. Peebles            Vice President,               Senior Vice President of the
53                            AGHIF (5/16)                  Adviser**, with which he has been
                                                            associated since prior to 2014. He is
                                                            also Chief Investment Officer of
                                                            Fixed Income.

Fred S. Cohen                 Vice President,               Senior Vice President of the
60                            ANMIF (10/05)                 Adviser**, with which he has been
                                                            associated since prior to 2014. He is
                                                            also Director of Municipal Bond
                                                            Trading.

Paul J. DeNoon***             Vice President,               Senior Vice President of the
56                            AGHIF (4/94)                  Adviser**, with which he has been
                                                            associated since prior to 2014.

Gershon M. Distenfeld         Vice President,               Senior Vice President of the
43                            AGHIF (2/17)                  Adviser**, with which he has been
                                                            associated since prior to 2014. He is
                                                            also Co-Head of Fixed-Income.

Terrance T. Hults             Vice President,               Senior Vice President of the
52                            ANMIF (12/01)                 Adviser**, with which he has been
                                                            associated since prior to 2014.

Shamaila Khan                 Vice President,               Senior Vice President of the
47                            AGHIF (2/19)                  Adviser,** with which she has been
                                                            associated since prior to 2014. She
                                                            is also Director of Emerging Market
                                                            Debt.

Matthew Norton                Vice President,               Vice President of the Adviser**, with
36                            ANMIF (2/16)                  which he has been associated since
                                                            prior to 2014.

NAME, ADDRESS*       POSITION(S) (MONTH AND         PRINCIPAL OCCUPATION DURING PAST 5
AND AGE              YEAR FIRST ELECTED)            YEARS (OR LONGER)
-------------------- ------------------------------ -------------------------------------

Matthew S. Sheridan  Vice President,                Senior Vice President of the
43                   AGHIF (5/17)                   Adviser**, with which he has been
                                                    associated since prior to 2014.

Michael B. Reyes     Senior Analyst,                Vice President of the Adviser**, with
42                   both Funds (8/18)              which he has been associated since
                                                    prior to 2014.

Joseph J. Mantineo   Treasurer and Chief Financial  Senior Vice President of
59                   Officer,                       AllianceBernstein Investor Services,
                     both Funds (8/06)              Inc. ("ABIS")**, with which he has
                                                    been associated since prior to 2014.

Phyllis J. Clarke    Controller,                    Vice President of ABIS**, with which
58                   ANMIF (5/09)                   she has been associated since prior
                                                    to 2014.

Stephen Woetzel      Controller,                    Senior Vice President of ABIS**, with
47                   AGHIF (5/09)                   which he has been associated since
                                                    prior to 2014.

Vincent S. Noto      Chief Compliance Officer,      Senior Vice President since 2015 and
54                   both Funds (01/14)             Mutual Fund Chief Compliance Officer
                                                    of the Adviser** since 2012.

Emilie D. Wrapp      Secretary,                     Senior Vice President, Assistant
63                   both Funds (10/05)             General Counsel and Assistant
                                                    Secretary of ABI**, with which she
                                                    has been associated since prior to
                                                    2014.

--------
* The address for the Funds' officers is 1345 Avenue of the Americas, New York, New York 10105.
** An affiliate of each of the Funds.
***Mr. DeNoon is expected to retire from the Adviser effective January 1, 2020.

STOCK OWNERSHIP
---------------

   The outstanding voting shares of AGHIF as of the Record Date consisted of 86,229,677 shares of common stock. The outstanding voting shares of ANMIF as of the Record Date consisted of 28,744,936 shares of common stock, 110 shares of Auction Preferred Shares (consisting of shares of Series M, Series W, Series TH and Series T), 5,644 shares of Variable Rate MuniFund Term Preferred Shares and 3,531 shares of 2018 Variable Rate MuniFund Term Preferred Shares.

   As of February 1, 2019, the Directors and officers of each Fund, both individually and as a group, owned less than 1% of the shares of either Fund. During each Fund's most recently completed fiscal year, the Fund's Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of the Adviser or of any of its parents or subsidiaries.

AUDIT COMMITTEE REPORT
----------------------

   The following Audit Committee Report was adopted by the Audit Committee for each Fund.

   The Audit Committee operates pursuant to a written charter, a copy of which may be found on the Adviser's website at www.abfunds.com (under "Investments," click on "Closed-End Funds," then the name of a Fund (e.g., "AllianceBernstein Global High Income Fund"), then "Closed-End Funds Audit Committee Charter"). The purposes of the Audit Committee are to (1) assist the Board in its oversight of the accounting and financial reporting policies and practices of the Fund, including (i) the quality and integrity of the Fund's financial statements and the independent audit thereof; (ii) the Fund's compliance with legal and regulatory requirements, particularly those that relate to the Fund's accounting, financial reporting, internal controls over financial reporting, and independent audits; (iii) the retention, independence, qualifications and performance of the independent registered public accounting firm; (iv) meeting with representatives of the internal audit department of the Adviser regarding such department's activities relating to the Fund; and (v) the Fund's compliance with applicable laws by receiving reports from counsel who believe they have credible evidence of a material violation of law by the Fund or by someone owing a fiduciary or other duty to the Fund; and (2) to prepare this report. As set forth in the Audit Committee Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and policies and internal control over financial reporting and other procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles.

   In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent registered public accounting firm of the Fund. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114, Auditors Communication with those Charged with Governance, and other professional standards, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund is compatible with maintaining the independent registered public accounting firm's independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, and has discussed the independent registered public accounting firm's independence with such firm.

   The members of the Fund's Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent registered public accounting firm. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with U.S. generally accepted accounting principles or that the Fund's independent registered public accounting firm is in fact "independent".

   Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the most recent fiscal year.

   Submitted by the Audit Committee of each Fund's Board of Directors:

              Michael J. Downey         Nancy P. Jacklin
              William H. Foulk, Jr.*    Carol C. McMullen
              Garry L. Moody            Marshall C. Turner, Jr.
                                        Earl D. Weiner
--------
*  Mr. Foulk retired as a Director of each Fund effective December 31, 2018.

APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS BY THE BOARD
-----------------------------------------------------------------------

   The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the Funds' independent registered public accounting firm. In addition, on the dates specified below, the Board approved the selection of the Funds' independent registered public accounting firm as required by, and in accordance with, the 1940 Act. At meetings held on February 6-7, 2018 (AGHIF) and November 6-8, 2018 (ANMIF), the Board approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund, the selection of Ernst & Young LLP as the independent registered public accounting firm to audit the accounts of each Fund for the fiscal year ending, as applicable, March 31, 2019 (AGHIF) and October 31, 2019 (ANMIF).

   Ernst & Young LLP has audited the accounts of AGHIF and ANMIF since the date of each Fund's commencement of operations, and has represented that it does not have any direct financial interest or any material indirect financial interest in either of the Funds. Representatives of Ernst & Young LLP are expected to attend the Meeting, to have the opportunity to make a statement and to respond to appropriate questions from the stockholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S FEES
----------------------------------------------------

   The following table sets forth the aggregate fees billed by the independent registered public accounting firm for each Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders;
(ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, quarterly press release reviews and preferred stock maintenance testing (for ANMIF); (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"). No other services were provided by the independent registered public accounting firm to any Fund during this period.

                                                                              ALL FEES FOR
                                                                               NON-AUDIT
                                                                    ALL OTHER   SERVICES
                                                                    FEES FOR  PROVIDED TO
                                                                    SERVICES   THE FUND,
                                                                    PROVIDED  THE ADVISER
                                                 AUDIT               TO THE   AND SERVICE
                                   AUDIT FEES RELATED FEES TAX FEES   FUND    AFFILIATES*
              -                    ---------- ------------ -------- --------- ------------
AllianceBernstein Global      2017  $154,767     $8,056    $30,637     $0       $716,983
 High Income Fund, Inc.       2018  $154,767     $8,000    $29,601     $0       $730,381

AllianceBernstein National    2017  $ 42,412     $8,010    $18,384     $0       $749,509
 Municipal Income Fund, Inc.  2018  $ 42,412     $8,000    $18,534     $0       $537,363

--------
* The fees vary because they are presented based on each Fund's last two fiscal years and reflect fees for non-audit services for different periods.

   The Funds' Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to a Fund by the Fund's independent registered public accounting firm. A Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and any Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. Accordingly, all of the amounts in the table for Audit Fees, Audit-Related Fees and Tax Fees for 2018 are for services pre-approved by each Fund's Audit Committee. The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in the table for each Fund that were subject to pre-approval by the Audit

Committee for 2018 were AGHIF, $37,601 (comprising $8,000 of audit related fees and $29,601 of tax fees); and ANMIF, $26,534 (comprising $8,000 of audit related fees and $18,534 of tax fees). The Audit Committee has considered whether the provision, to the Adviser and/or any Service Affiliate by the Funds' independent registered public accounting firm, of any non-audit services that were not pre-approved by the Audit Committee is compatible with maintaining the independent registered public accounting firm's independence.

  INFORMATION AS TO THE INVESTMENT ADVISER AND THE ADMINISTRATOR OF THE FUNDS

   Each Fund's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser also functions as the administrator to the Funds.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   None of the Funds is aware of an untimely filing of a statement of initial beneficial ownership interest or any changes in such ownership by any person subject to Section 16 under the Securities Exchange Act of 1934 during the Fund's fiscal year ended 2018 with the exception of one late Form 4 filed by Mr. Weiner with respect to AGHIF in which one transaction was reported.

                                 OTHER MATTERS

   Management of each Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies. To the knowledge of the Funds, as of February 1, 2019, the following shareholders held more than 5% of the specified Fund's shares:

                                                                    NUMBER   PERCENTAGE
FUND             SHAREHOLDER (ADDRESS)            CLASS OF SHARES  OF SHARES  OF CLASS
 ----  ------------------------------------------ ---------------- --------- ----------
ANMIF  Wells Fargo & Company (420                 common stock     2,405,397    8.37%
       Montgomery Street, San Francisco,
       California 94163) and Wells Capital
       Management Incorporated (525 Market
       Street, 10th Floor, San Francisco,
       California 94105)

ANMIF  Bank of America Corp. (Bank of America     variable rate        5,644     100%
       Corporate Center, 100 North Tryon Street,  munifund term
       Charlotte, North Carolina 28255) and       preferred stock
       Bank of America Corp. Preferred Funding
       Corp. (214 North Tryon Street, Charlotte,
       North Carolina 28255)

ANMIF  Bank of America Corp. Preferred Funding    2018 variable        3,531     100%
       Corp. (214 North Tryon Street, Charlotte,  rate munifund
       North Carolina 28255) and Blue Ridge       term preferred
       Investments, L.L.C. (214 North Tryon       stock
       Street, Charlotte, North Carolina 28255)

                        SUBMISSION OF PROPOSALS FOR THE
                      NEXT ANNUAL MEETING OF STOCKHOLDERS

   Any proposals of stockholders intended to be presented at the next annual meeting of stockholders of a Fund must be received by the Fund by October 31, 2019 for inclusion in the Fund's proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included, as stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law. To be presented at the 2020 Annual Meeting of Stockholders, a stockholder director nomination or a stockholder proposal that is not otherwise includable in the Proxy Statement for the 2019 Annual Meeting must be delivered by a stockholder of record to the Fund no sooner than October 1, 2019 and no later than October 31, 2019 and must be submitted in accordance with all of the requirements of the applicable Fund's Bylaws.

   The persons named as proxies for the 2020 Annual Meeting of Stockholders will, regarding the proxies in effect at the meeting, have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter no sooner than October 1, 2019 and no later than October 31, 2019. If a Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Securities and Exchange Commission.

                            REPORTS TO STOCKHOLDERS

   Each Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investments, Inc. at
(800) 227-4618 or contact Cathleen Crandall at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                By Order of the Boards of Directors,

                                /s/ Emilie D. Wrapp
                                -------------------------
                                Emilie D. Wrapp
                                Secretary

February 28, 2019
New York, New York

                    TABLE OF CONTENTS                   PAGE
                    ----------------------------------- ----
                    Introduction.......................   1
                    Proposal One: Election of
                     Directors.........................   2
                    Proxy Voting and Stockholder
                     Meeting...........................  14
                    Information as to the Investment
                     Adviser and the Administrator of
                     the Funds.........................  21
                    Section 16(a) Beneficial Ownership
                     Reporting Compliance..............  21
                    Other Matters......................  21
                    Submission of Proposals for the
                     Next Annual Meeting of
                     Stockholders......................  22
                    Reports to Stockholders............  22


ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.
ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.

--------------------------------------------------------------------------------

[A/B]
[LOGO]/R/

--------------------------------------------------------------------------------

NOTICE OF JOINT ANNUAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT

FEBRUARY 28, 2019

                                                                      PROXY CARD
                                                                      ----------

                     EVERY STOCKHOLDER'S VOTE IS IMPORTANT


                                                       EASY VOTING OPTIONS:

                                                      VOTE ON THE INTERNET
                                                           Log on to:
                                                      www.proxy-direct.com
                                                      --------------------
                                                      or scan the QR code
                                               Follow the on-screen instructions
                                                       available 24 hours


                                                          VOTE BY PHONE
                                                      Call 1-800-337-3503
                                                Follow the recorded instructions
                                                       available 24 hours


                                                          VOTE BY MAIL
                                             Vote, sign and date this Proxy Card
                                               and return in the postage-paid
                                                          envelope


                                                         VOTE IN PERSON
                                                   Attend Stockholder Meeting
                                                  1345 Avenue of the Americas
                                                           41st Floor
                                                       New York, NY 10105
                                                       on March 27, 2019


                  Please detach at perforation before mailing.



PROXY            ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.
                      JOINT ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 27, 2019

COMMON STOCK
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND. The undersigned stockholder of AllianceBernstein Global High Income Fund, Inc. (the "Fund"), a Maryland corporation, hereby appoints Nancy Hay and Carol Rappa, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Joint Annual Meeting of Stockholders (the "Meeting") to be held on Wednesday, March 27, 2019, at 3:00 p.m., Eastern Time, at the offices of the Fund, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Meeting or any postponement or adjournment thereof.

The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meeting of Stockholders and accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to the Meeting. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE NOMINEES FOR DIRECTOR AS DESCRIBED IN THE PROXY STATEMENT. ADDITIONALLY, IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.


                                   VOTE VIA THE INTERNET: www.proxy-direct.com
                                   VOTE VIA THE TELEPHONE:  1-800-337-3503

                                    --------------------       --------------
                                   |                    |     |              |
                                    --------------------       --------------

WE URGE YOU TO SIGN, DATE ON THE REVERSE SIDE AND MAIL THE ENCLOSED PROXY
PROMPTLY
                                AGH_30460_022019

                     EVERY STOCKHOLDER'S VOTE IS IMPORTANT



     Important Notice Regarding the Availability of Proxy Materials for the
          Joint Annual Meeting of Stockholders to Be Held on March 27, 2019.

     The Proxy Statement and Proxy Card for this meeting are available at:
                         https://www.proxy-direct.com/all-30460
                         --------------------------------------



                  IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
                      YOU NEED NOT RETURN THIS PROXY CARD







                  Please detach at perforation before mailing.



TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

A. Proposal    THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR" THE
               FOLLOWING.

1. To elect two Class One Director:             FOR     WITHHOLD    FOR ALL
                                                ALL       ALL       EXCEPT
   01. Nancy P. Jacklin  02. Michael J. Downey  [  ]      [  ]       [  ]

To withhold your vote for any nominee(s), mark the "For All Except" box and write the name(s) of the nominee(s) on the line provided below.


---------------------------------------------------------------------------

2. To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.



B. Authorized Signatures - This section must be completed for your vote to be counted. - Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of a corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) - Please print date below
 -----------------------------------------
|           /            /                |
 -----------------------------------------

Signature 1 - Please keep signature within the box
 ------------------------------------------------
|                                                |
 ------------------------------------------------

Signature 2 - Please keep signature within the box
 ------------------------------------------------
|                                                |
 ------------------------------------------------

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                 Scanner bar code
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xxxxxxxxxxxxxx    AGH 30460     M    xxxxxxxx   +